Exhibit 99.1

NEWS RELEASE

Investor Contact:

Brian Klaus, Senior Vice President, Director of Investor Relations

920-491-7059

Media Contact:

Cliff Bowers, Senior Vice President, Director of Public Relations

920-491-7542

Associated Announces Annual Meeting Results, Dividends and Share Repurchase Program

GREEN BAY, Wis. –– April 21, 2015 –– Associated Banc-Corp (NYSE:ASB) (“Associated”) today announced the results of the actions taken at its 2015 Annual Meeting of Shareholders.

The following directors were re-elected:

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William R. Hutchinson, chairman, Associated Banc-Corp, and president, W.R. Hutchinson & Associates, Inc.

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Philip B. Flynn, president and chief executive officer, Associated Banc-Corp

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John F. Bergstrom, chairman and chief executive officer, Bergstrom Corp.

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Ruth M. Crowley, executive vice president, Summit Resources International

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R. Jay Gerken, director of 18 mutual funds associated with Sanford C. Bernstein Fund, Inc.

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Robert A. Jeffe, managing partner and founder, Source Rock Energy Partners

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Eileen A. Kamerick, chief financial officer, ConnectWise.com, Inc.

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Richard T. Lommen, chairman, Courtesy Corp.

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Cory L. Nettles, founder and managing director, Generation Growth Capital, Inc.

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J. Douglas Quick, chairman, Lakeside Foods, Inc.

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Karen T. van Lith, business consultant

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John (Jay) B. Williams, chairman, Milwaukee Public Museum

Shareholders also (1) approved named executive officer compensation, and (2) ratified the selection of KPMG LLP as Associated’s independent accounting firm for 2015.

The Associated Board of Directors declared a regular quarterly cash dividend of $0.10 per common share, payable on June 15, 2015, to shareholders of record at the close of business on June 1, 2015.

The Board of Directors also declared a regular quarterly cash dividend of $0.50 per depositary share on Associated’s 8.00% Series B Perpetual Preferred Stock to shareholders of record at the close of business on June 1, 2015, with the dividend payable date of June 15, 2014.

In addition, the Board authorized the repurchase of up to $125 million of Associated’s common stock.  This repurchase authorization is in addition to the previously authorized common stock repurchase program announced on October 28, 2014.  There remains approximately $46 million under the previous authorization or approximately $171 million in the aggregate.  Repurchases under such programs are subject to regulatory limitations and may occur from time to time in open market purchases, block transactions, accelerated share repurchase programs or similar facilities.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NYSE: ASB) has total assets of $27 billion and is one of the top 50, publicly traded, U.S. bank holding companies. Headquartered in Green Bay, Wis., Associated is a leading Midwest banking franchise, offering a full range of financial products and services in over 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995.  This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties.  Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.